SCHEDULE 14C
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310 HOLDINGS, INC.
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310 HOLDINGS, INC.
9903 Santa Monica Boulevard
Suite 406
Beverly Hills, California 90212
(310) 882-5568

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about December 8, 2008 to the stockholders of record, as of November 25, 2008, of 310 Holdings, Inc., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of a shareholder who holds a majority of the voting power of our capital stock (specifically G & G MINING CORP. who is controlled by our director, Rene Gomez) and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until their respective successor is duly elected and qualified; and

(2)	To ratify the appointment of Tarvaran, Askelson & Company, LLP as the Company's independent certified public accountant; and

(3)	To ratify the Company’s 2008 Stock Option Plan; and

(4)
To ratify the name change from 310 Holdings, Inc. to G & G Mining Corp, to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State; and

(5)	To effect a three hundred to one reverse stock split.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the election of the members of the Board of Directors, appointment of the auditors, ratification of the 2008 Stock option Plan, ratification of the name change and effectuation of the reverse split. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors

Miami, FL	/s/ Rene Gomez
November 25, 2008	RENE GOMEZ
CHIEF EXECUTIVE OFFICER

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholder of the Company (specifically G & G MINING CORP. who is controlled by our director, Rene Gomez):

(1)	To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until their respective successor is duly elected and qualified; and

(2)	To ratify the appointment of Tarvaran, Askelson & Company, LLP as the Company's independent certified public accountant; and

(3)	To ratify the Company’s 2008 Stock Option Plan; and

(4)
To ratify the name change from 310 Holdings, Inc. to G & G Mining Corp, to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State; and

(5)	To effect a three hundred to one reverse stock split.

The Board of Directors has fixed the close of business on November 25, 2008, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business November 25, 2008, 2008, the Record Date, are entitled to notice of the action to be effective on or about December 29, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution (specifically G & G MINING CORP. who is controlled by our director, Rene Gomez): and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who collectively holds a majority of the voting power of our capital stock (specifically G & G MINING CORP. who is controlled by our director, Rene Gomez) and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the mining industry and an impact of mineral value would have a negative impact on our earnings and financial position.

•	considerable political and economic uncertainties resulting from these events.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

Corporate History

310 Holdings, Inc. (“310” or the “Company”) is a development stage corporation that was focused on providing growth and development strategies to companies in the entertainment industry with a specific emphasis on film and music distribution as well as high-end clothing line companies. Management of the Company were unable to develop the business and adjusted the business plan to consider other forms of businesses.

 On July 17, 2008, G & G MINING CORP., a corporation organized under the laws of Florida, purchased 40,250,000 shares of Company common stock, representing 63.19% voting interest from our President and Chief Executive Officer, Nicole Wright. On August 18, 2008, Nicole Wright resigned as a member of the Board of Directors and as an Officer of the Company to pursue other interests. To the knowledge of the Board and executive officers of the Company, Ms. Wright had no disagreement with the Company on any matter related to the Company's operations, policies or practices.

On October 29, 2008 our Company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. Pursuant to the terms and conditions of the Merger Agreement, the shareholders of G & G Mining Corp will receive shares of Company capital stock (which may be a series of preferred stock to be determined by the Board of Directors) and our company received all the issued and outstanding shares of G & G Mining Corp.

G & G Mining Corp. currently holds 63.19% voting interest in our Company prior to the merger. As a post-closing conditions to the merger, we are obligated to change the name of our company to G & G Mining Corp. and effect a reverse stock split, which in this case, the majority shareholder determined to request a three hundred (300) to one (1) one reverse stock split (maintaining the current authorized shares).

G&G Mining Corp. is an exploration company committed to the, discovery and development of gold, silver, copper and other mineral resources. They hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of exploration and development.

General Overview

We are a junior exploration company, committed to the exploration, discovery and development of gold, silver, copper and other mineral resources.

We hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of Exploration and development.

Founded by professionals with unmatched expertise in the mining industry in South America and North America, we are working for a better future for our customers, neighbors, and shareholders.  We are committed to exploring responsibly, maintaining environmentally friendly policies while impacting the local economy in an exponentially positive manner that will allow our shareholders to take pride in their investment.

POTENTIAL PROSPECTS

Description	Country	Reserves Au
The Pacto Project 2,800 hectares	Pacto, Ecuador	1,665,000 oz. (inferred)
Oatman Project 1,050 acres	Oatman, Arizona	2,800,000 oz (inferred)
The Wellington Project	Machala, Ecuador	1,205,000 oz (probable)
The Treasure King	Phoenix Arizona	4,000,000 oz (inferred)

THE PACTO PROJECT

The Pacto project

We acquired 2,000 tons of concentrated ore from Produelec for further processing. Assay reports show that there is an average of 5 grams of gold in the sands acquired. In addition, we have the option to acquire “The Pacto Project”

The Pacto Project consists of 3 mineral concessions: Melina, La Conquista, and Delicia II, (DINAMI CODES 401429; 401501; 401675 respectively).

These properties are located 150 kilometers northwest of Quito, approximately 5 kilometers west of Pacto. The access to all the concessions are paved roads, and are maintained by the municipality of Pichincha.

Melina and Conquista are approximately 1600 hectares and are contiguous. The Delicia II is approximately 600 hectares and within 5 kilometers of Melina and Conquista. These mining concesssions are located inside the mining district of Pacto, which is part of a mineralization train of hidrothermal and mysothermal types present at Pachijal-Los Mandariyacus-El Paraíso.

Volcanic material from the Macuchi formations (Superior Cretaceous) cover most of the area. There are concentrations of quartz veins which are accompanied by mineralized stock works between 20 to 40 meters in width. These structures are linked to a fracture area controlled by two faults that run north to south. Intrusive mineralization is typical of the area, with the presence of Au-Cu-Ag-Pb-Zn.

Within the Conquista we have 2 working mines, The Santa Teresa and Palanzuro. In these areas we have discovered several mineralized structures where free gold can be observed and concentrations of up to 15grams per ton are present. Main mineralization occurs scattered through sulphurs (pyrites) and locally in massive points, other minerals as chalcopyrite and galena appear as pathfinders for gold.

Current production in addition to continued sampling in Santa Teresa have shown a probable gold deposit of up to 1,665,000 ounces. Previous gold extraction, which included an open sky mine and rudimentary extraction methods, totaled more than 4,000 grams per month. It is the intention of the company to increase production to 1,000 tons of ore per day (average of 5 grams of Au per ton) within 18 months. A new plant is being designed by the company’s metallurgist that will be able to handle the increase in production.

OATMAN PROJECT

Oatman Gold Project
Oatman, Arizona, U.S.A.

We entered in to a non-binding agreement to acquire The Oatman Gold Project and expects to memorialize the agreement upon receipt of proper funding. The Oatman Gold Project is comprised of two groups of mining claims in Arizona’s premier gold producing district. Oatman has produced over 1.75 million ounces of gold from high-grade primary gold / silver ore.

The Oatman Gold Project Central Claim Block (approximately 1,050 acres) includes the Argo (United American) mine, which is located on the Tom Reed vein. This vein is responsible for a majority of Oatman’s historic gold production. In addition, there are several mines with historic production located on parallel veins to the south of the Tom Reed vein (Tom Reed Jr., King Midas and Lexington Mines). The Lexington Mine includes approximately 100 acres of patented mineral rights and almost a mile of exposures of a very attractive vein system comprised of 3 major veins. In most cases, the historic production of Searchlight’s mines has been included with the recorded production of the Tom Reed Mine (approximately 630,000 oz gold) or the United Eastern Mine (approximately 720,000 oz).

The Project’s Southern Claim Block (approximately 2,560 acres) includes numerous mines with a record of past gold production, including the Green Quartz Mine, the Oatman United Mine and the Lazy Boy Mine. These deposits are associated with Tertiary volcanism and intrusion, and are spatially located near the Boundary Cone (a prominent rhyolite plug) and various associated rhyolite dikes.

Despite Oatman’s record of gold production, only a small portion of the Project has been the subject of any exploration work by previous owners. Rather, there have been past attempts at underground mining without the benefit of drill programs to guide the efforts. It is believed that application of normal exploration methods to the Project area will result in establishment of a major resource, just as disciplined exploration efforts by other companies have achieved at the Gold Road, United Western and Moss Mines in the northern part of the district.

Oatman Exploration to Date

Oatman is Arizona’s best-known gold mining district, and it was in continuous production from the early 1900’s up until 1942, when President Roosevelt closed the gold mines during World War II as nonessential to the war effort. A number of small and undercapitalized efforts were made to work the King Midas and Green Quartz Mines after the war, but no real exploration programs were undertaken until the 1980’s, when exploration really got underway in Oatman.

Searchlight Exploration - Central Claim Block. Searchlight entered Oatman in 1999 with its acquisition of the Lexington Mine, which includes approximately 100 acres of patented mineral rights (7 patented mining claims) and almost a mile of exposure of a highly promising vein system comprised of three principal veins. The land position was greatly expanded in 2003 by acquiring the King Midas, Argo, Tom Reed Jr, Big John, Lucky Boy and Pictured Rock Mines.

A portion of Searchlight’s Central Oatman Claim Block was included in the extensive Fischer-Watt project. A gold resource was defined at the King Midas Mine, which was then brought into production. There are existing exposed drill targets at the Argo, Lexington and King Midas mines. However, a significant portion of the claim block is covered by a thin veneer of alluvium (including the eastern extension of the Lexington vein system), so soil geochemistry and geophysical work is desirable prior to final selection of initial drill targets.

Searchlight Exploration - Southern Claim Block. Until recently a large portion of Searchlight’s Southern Oatman claim block was controlled by Addwest, which eventually sold the project to New Era, which then encountered financial difficulties. This opened the door for Searchlight, which, in 2003, acquired the Green Quartz Mine - the major historic producer in this part of the district. Searchlight has since added most of the other mines in the Boundary Cone vicinity, specifically the Oatman United, Cone, Paragon, Esperanza, Adams, United Range, S. Arataba, Oatman Syndicate and Oatman Southern Mines. Initial drill targets should include the Arataba vein (on which the Green Quartz and S. Arataba mines are located) and the Oatman Southern Mine (which has the potential of a large low grade deposit in the Murdock breccia).

Geology Summary

World-class epithermal gold / silver deposit. Oatman is a textbook example of a world-class epithermal gold - silver deposit. Past production has been from high-grade ore shoots in quartz veins hosted by Tertiary volcanics. A majority of the economic gold mineralization has so far been found in both the Oatman Andesite (Tom Reed and United Eastern deposits) and the Gold Road Latite (Gold Road). The Big Jim deposit was located at the contact between these two rock units. Other volcanic units have also hosted ore, including the Alcyone Trachyte and the Esperanza Trachyte. The Project area includes all of these rock suites.

Detachment fault related mineralization. One of the current theories as to origin of the gold mineralization is that the deposits resulted from Tertiary extensional tectonics. Specifically, this theory posits a regional north / south striking and east dipping detachment fault that dismembered a major Tertiary intrusive system. This left the deep roots of the structure exposed in Nevada and California and the top of the system exposed to the east in the Black Mountains of Arizona. The Colorado River has been localized within the half-graben between these tilted crustal sections. Steam and hot water generated during the extensional events is assumed to have migrated up the detachment fault and then into high angle faults in the upper plate, where the gold and silver were deposited in the quartz veins that formed in these fissures.

Multiple stages of quartz deposition. The quartz veins have, in many instances, been subjected to multiple episodes of deposition. Historically, the highest-grade ore has been identified as being from quartz of the fourth or fifth stages of deposition. This high quality quartz is found in abundance at Searchlight’s Lexington and Green Quartz mines and is fully comparable to ore from the recently producing Gold Road, based on observations by Searchlight at that mine.

Deep-seated ore shoots in eastern part of district; shallow in west. Another important factor is that gold ore has extended to depths of 1,000 feet or greater in the eastern part of the district (roughly speaking, the area east of US Highway 66). However, mines in the western part of the district have generally played out by 300 feet. The leading theory is that there have been past instances of uplift and erosion that have affected the western part of the district more than the eastern. All of Searchlight’s mines are in the more productive eastern part of the district.

Gold associated with rhyolite plugs and dikes. Searchlight believes that the co-location of most of the previously mined gold mineralization with rhyolite plugs and dikes is no accident. The United Eastern and Tom Reed deposits are located within ¼ mile of a rhyolite dike and within ½ mile of the Elephant’s Tooth, a rhyolite plug. A faulted dike radiating from the Elephant’s Tooth passes near the Big Jim Mine and terminates at Searchlight’s Argo Mine. A similar, but much larger, rhyolite intrusive (Boundary Cone) is located in the southern part of the district. A parallel rhyolite dike contacts Precambrian granite and a breccia unit in the vicinity of the Oatman Southern Mine.

Possible Copperstone-type deposit at Oatman Southern. The Oatman Southern mineralized area is from 40 to 100 feet wide, and is comprised of crushed and brecciated quartz and andesite with veinlets of rhyolite with some calcite. The best gold and silver values are in the brecciated quartz. Coincident surface copper oxide mineralization completes the picture of a typical upper plate detachment fault gold / copper deposit similar to several others that Searchlight has been exploring throughout Western Arizona. This is of considerable economic interest, as it may mean that the Oatman Southern Mine could be open pitted rather than being mined by underground methods.

Vein intersections as attractive targets. In many other mining districts, ore shoots are frequently localized at vein intersections. American Bonanza’s exploration model at their Silver Creek property has focused on the intersection of the Tom Reed and Gold Road veins. Four separate veins unite on the western portion of Searchlight’s Lexington property and, further to the east the King Midas vein also unites with the Lexington vein at the Big John Mine. These intersections could prove to be prime-drilling targets, particularly if American Bonanza meets with success at their vein intersections.

Exploration Potential in Central and Southern Oatman

Oatman is a world-class district on a par with other great American precious metal districts like Goldfield, Tonopah and Comstock. At least four exploration companies are actively pursuing projects in the northern part of the Oatman District. Searchlight has the rest of the district (at least the more productive part located east of US Highway 66) more or less to itself. The challenge is not to find promising drill targets; rather the need is to narrow the list to the very best.

OUR RESPONSIBILITY

We are representative of modern mining, socially and environmentally responsible, one that pushes for development while generating social progress, and protecting our natural resources such as water, air, flora, fauna, anthropology legacy, and land.

By providing local jobs and adding to the local economy we work together with local governments to help our local communities overcome extreme poverty.

We represent the side of our industry whose development is not random, not at any cost, not in just any way, due to the fact that it sets aside all predatory practice that the industry might have practiced in the past.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

There were no submissions of matters to security holders in the fourth quarter of 2007 or in the first three quarters of 2008. Our Board of Directors voted in favor of the matters herein.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

Our shares of common stock began trading on the Pink Sheets of the National Quotation Bureau on July 11, 2006 and later began trading on the Over the Counter Bulletin Board under the symbol “TRTN.OB” on February 4, 2008. The high and low closing bid information for our common stock is based on information received from Bloomberg L.P..

FISCAL 2008	HIGH BID	LOW BID

Quarter Ended September 30, 2008	.02	.02
Quarter Ended June 30, 2008	.11	.11
Quarter Ended March 31, 2008	.27	.27

The quotations set forth above reflect inter-dealer prices, without retail markup, markdown, or commission, and may not necessarily represent actual transactions. The shares of common stock are being offered for sale by the selling stockholders at prices established on the "OTCBB” or, previously, “pink sheets" or in negotiated transactions during the term of this offering. These prices will fluctuate based on the demand for the shares.

As of November 25, 2008 there were approximately 30 holders of record of our common stock.

Holders of our common stock are entitled to cash dividends when, as may be declared by the board of directors. We do not intend to pay any dividends in the foreseeable future and investors should not rely on an investment in us if they require dividend income. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of our board of directors and will be based upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

Recent sales of unregistered securities

On October 29, 2008 our Company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. Pursuant to the terms and conditions of the Merger Agreement, the shareholders of G & G Mining Corp will receive shares of Company capital stock (which may be a series of preferred stock to be determined by the Board of Directors) and our company received all the issued and outstanding shares of G & G Mining Corp. Such shares have not been issued as of the date herein.

Dividends

We may never pay any dividends to our shareholders. We did not declare any dividends for the year ended December 31, 2007 or the quarter ended September 30, 2008. Our Board of Directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

Management's Discussion and Analysis contains various "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included in this Form 10-Q, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to "anticipates", "believes", "plans", "expects", "future" and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company's business, including but not limited to, reliance on customers and competition in its markets, market demand, product performance, maintenance of relationships with key suppliers, difficulties of contracting or retaining independent contractors and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Management's Discussion and Analysis of Results of Financial Condition and Results of Operations ("MD&A") should be read in conjunction with the consolidated condensed financial statements included herein. Further, this quarterly report on Form 10-Q should be read in conjunction with the Company's Financial Statements and Notes to Financial Statements included in Report on Form 10-KSB for the year ended December 31, 2007.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis contains various “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included in this Form 14C, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to “anticipates”, “believes”, “plans”, “expects”, “future” and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company’s business, including but not limited to, reliance on mineral prices and competition in its markets, market demand, difficulties of hiring or retaining key personnel and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company adopted at management’s discretion, the most conservative recognition of revenue based on the most astringent guidelines of the SEC in terms of recognition of software licenses and recurring revenue. Management will elect additional changes to revenue recognition to comply with the most conservative SEC recognition on a forward going accrual basis as the model is replicated with other similar markets (i.e. SBDC). The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Forward-looking statements involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors and risks that could affect our results and achievements and cause them to materially differ from those contained in the forward-looking statements include those identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, as well as other factors that we are currently unable to identify or quantify, but that may exist in the future.

In addition, the foregoing factors may affect generally our business, results of operations and financial position. Forward-looking statements speak only as of the date the statement was made. We do not undertake and specifically decline any obligation to update any forward-looking statements.

Overview

We are a development stage company and have no business activity as of September 30, 2008.

•
On July 17, 2008, G & G MINING CORP., a corporation organized under the laws of Florida, purchased 40,250,000 shares of Company common stock, representing 63.19% voting interest from our President and Chief Executive Officer, Nicole Wright.

•
On August 18, 2008, Nicole Wright resigned as a member of the Board of Directors and as an Officer of the Company to pursue other interests. To the knowledge of the Board and executive officers of the Company, Ms. Wright had no disagreement with the Company on any matter related to the Company's operations, policies or practices.

•
On October 29, 2008 our Company, 310 Holdings Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of 310, and G & G Mining Corp., a Florida corporation, entered into an Agreement and Plan of Merger whereby G & G Mining Corp was merged into the Company (the “Merger Agreement”) pursuant to a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the IRS Code. Pursuant to the terms and conditions of the Merger Agreement, the shareholders of G & G Mining Corp received an aggregate of 6,160,000 shares of Company Common Stock and our company received all the issued and outstanding shares of G & G Mining Corp. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

G & G Mining Corp. currently holds 63.19% voting interest in our Company prior to the merger. As a post-closing conditions to the merger, we are obligated to change the name of our company to a name designated by G & G Mining Corp. management and effect a one hundred and fifty (150) to one (1) one reverse stock split (maintaining the current authorized shares).

G&G Mining Corp. is an exploration company committed to the, discovery and development of gold, silver, copper and other mineral resources. They hold mining rights and mineral concessions in various countries in North and South America. These projects are in different stages of exploration and development.

Additional Information

We file reports and other materials with the Securities and Exchange Commission. These documents may be inspected and copied at the Securities and Exchange Commission, Judiciary Plaza, 100 F Street, N.E., Room 1580, and Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that the Company files with the Commission through the Commission’s Internet site at www.sec.gov.

Results of Operations

We are a development stage company and have generated limited revenues from sales of our first product, Fusion. For the nine months ended September 30, 2008 we generated $0.00 as compared to $11,250 for nine months ended September 30, 2008. Our future revenue plan is uncertain and is dependent on our ability to effectively introduce our products to our target consumers, generate sales, and obtain contract manufacturing opportunities.

We incurred losses of approximately $90,688, and $1,190 for the three months ended September 30, 2008 and 2007, respectively. Our losses since our inception through September 30, 2008 amount to $82,094. The increase in the loss reflects our investment in product development, packaging, contract manufacturing and marketing.

Liquidity and Capital Resources

We have maintained a minimum of three months of working capital in the bank since April of 2006. This reserve was intended to allow for an adequate amount of time to secure additional funds from investors as needed. To date, management has succeeded in securing capital as needed.

Our cash (used in) provided by operating activities was ($96,164) and $16,100 in the nine months ended September 30, 2008 and 2007 respectively.  The increase is mainly attributable to the increase in operating expenses in the current year.

Cash (used in) provided by financing activities was ($148,600) and $7,000 for the nine months ended September 30, 2008 and 2007, respectively. The increase is due to an increase in raising funds from our shareholders to develop our products for sale in the market.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We do not hold any derivative instruments and do not engage in any hedging activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 25, 2008, certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group.

Title of class	Name and address of beneficial owner(2)	Amount and nature of beneficial owner	Percent of class(1)

Common Stock	Rene Gomez(3)	40,250,000	63.1%

Common Stock	Joseph I. Emas	-0-	-0-

Common Stock	All executive officers and directors as a group (two persons)	40,250,000	63.1%

Common Stock	G&G Mining Corp.	40,250,000	63.1%

1.
Beneficial ownership is calculated based on 63,700,000 shares of common stock issued and outstanding as of ____________, 2008. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

2.	The Company address serves as the address for the persons listed.

3.	G&G Mining Corp is controlled by Rene Gomez.

We are not aware of any arrangements that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, promoter, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset held by 310 Holdings, Inc. through security holdings, contracts, options, or otherwise.

Although there is no current compensation plan in existence, it is probable that the Company will adopt a plan to pay or accrue compensation to its Officers and Directors for services related to development of the company's business plan.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Rene Gomez, President and Chief Executive Officer, and Joseph I. Emas, Director. Their biographies are in Proposal One herein.

All Directors hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

The following table sets forth information with respect to compensation paid by the Company to the President and compensation to named executive officer's that exceeds $100,000 as of December 31, 2007:

	Annual Compensation					Long Term Compensation
			Other Annual			Restricted Stock Options/LTIP			All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	payouts ($)	Compensation

Nicole Wright	CEO	2007	0	0	0	0	0	0	0
		2008	0	0	0	0	0	0	0

Outstanding Equity Awards At Fiscal Year-End Table

None.

Option Exercises And Stock Vested Table

None.

PENSION BENEFITS TABLE

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

There are no existing or planned option/SAR grants.

Employment Agreements

As of December 31, 2007, we are not a party to any employment agreements.

Options/SAR Grants in Last Fiscal Year

None.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

None.

Employment Agreements, Termination of Employment and Change-in-Control Arrangement

None.

Compensation of Directors

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2007.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Moore & Associates Chartered has audited the Company's financial statements annually for December 31, 2007. Fees related to services performed by Moore & Associates Chartered in 2006 were as follows:

	2006	2007
Audit Fees (1)	$2,500	$2,500

Audit-Related Fees	-0-	$500
Tax Fees (2)	-0-	-0-
All Other Fees (3)	-0-	-0-

Total	$2,500	$3,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Tax fees principally included tax advice, tax planning and tax return preparation.

(3)	Other fees related to registration statement reviews and comments.

On November 17, 2008, Tarvaran, Askelson & Company, LLP ("Tarvaran, Askelson & Company, LLP") was appointed as the independent auditor for 310 Holdings, Inc., Inc. (the "Company") commencing with the quarter ending September 30, 2008, and Moore & Associates Chartered. ("Moore & Associates") were dismissed as the independent auditors for the Company and notified as of November 18 2008. The decision to dismiss Moore & Associates auditors was approved by the Board of Directors on November 17 2008.

Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A copy of our code of ethics was with the Form 10-KSB for the year ended December 31, 2006, filed on March 2, 2007.

ELECTION OF DIRECTORS

By written consent, two directors were elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominees

Name	Age	Positions Held and Tenure

Rene Gomez		President and Chief Executive Officer,

Joseph I. Emas	54	Director

Rene Gomez: From June 2008 through the present, Mr. Gomez was Principal engineer with General DynamicsC4S. From Nov 2002 through May, 2008, Mr. Gomez was Sr. Network Engineer for General Dynamics-IT. Mr. Gomez has a Bachelor of Science, Electrical Engineering, University of Miami and a Master Of Science, Telecommunications Systems, DePaul University.

Joseph I. Emas: Mr. Emas is a securities regulation attorney and has practiced since January 1994. Mr. Emas received his Honors BA at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his JD, cum laude from Nova Southeastern Shepard Broad Law School and his L.L.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas is licensed to practice law in Florida, New Jersey and New York.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors selected Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants for the fiscal year ending December 31, 2008. Jewett, Schwartz, Wolfe & Associates has acted in this capacity since its appointment on May 1, 2007. The engagement of Jewett, Schwartz, Wolfe & Associates is subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the votes cast.

The Board of Directors appointed Tarvaran, Askelson & Company, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2008. Tarvaran, Askelson & Company, LLP has acted in this capacity since its appointment on November 17, 2008.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF THE COMPANY’S 2008 STOCK OPTION PLAN

This summary is qualified in its entirety by the terms of the 2008 Stock Option Plan, a copy of which is attached hereto as Exhibit A.

The 2008 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2008 Stock Option Plan shall be two million (2,000,000) shares of common stock.

To date, no options have been awarded pursuant to the 2008 Stock Option Plan.

The 2008 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

          The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2008 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

     The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

The 2008 Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2008 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2008 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2008 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

The Board of Directors of the Company believes that the 2008 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

Our primary business plan was not successful. Our Board of Directors and the holder of the majority of the outstanding voting capital stock of the Company recognized that our business on a going forward basis would be not be sufficiently profitable to not enhance the value for our shareholders. Consequently, the Company merged with G & G Mining Corp as a means to diversify the Company’s business.

It was a condition of the merger agreement that our name be changed to G & G Mining Corp.

Accordingly, Our Board of Directors and the holder of the majority of the outstanding voting capital stock of the Company believe that changing our name to G & G Mining Corp will better reflect the new primary business of the Company and satisfy the condition of the merger agreement.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF A REVERSE SPLIT OF THE

ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issued upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders, except that a plurality is required for the election of directors. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our directors, and the holders of the remaining shares by themselves cannot elect any directors. Holders of common stock are entitled to receive dividends, if and when declared by our board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding, including but not limited to, the preferred stock.

MATERIAL TERMS OF THE REVERSE SPLIT

It was a condition of the merger agreement that we effect a reverse split of our common stock (the “Reverse Split”).

The consenting stockholder believe that the Reverse Split will be in the best interests of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company’s common shares. The Board, at the request of the consenting stockholder representing a majority of our issued and outstanding shares, we have adopted a resolution to effect a one-for-three hundred (1:300) reverse stock split (the “Reverse Split”) of the Common Stock. The Board believes that the Reverse Split is in the Company’s best interests, principally because it may increase the trading price of the Common Stock and it reduces the capital structure which might enable the Company to raise capital to develop its business. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community and give us an opportunity to possibly restructure the loan. For example, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company’s business objectives.

As of  _________, 2008, there are 63,700,000 shares of common stock issued and outstanding. The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 63,700,000 to approximately up to 212,333. The Company, after this Reverse Split, shall have 70,000,000 authorized common shares, which leaves 69,787,667 shares available for issuance following the Reverse Split. Although we are exploring additional acquisitions similar to G & G Mining Corp, there are no pending stock offerings, investments, or plan equity sales at this time. Stockholders should note that no assurance can be given that the foregoing effects will occur.

The Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares as no fractional shares will be issued in connection with the Reverse Split. Any fractional shares will be rounded to the next whole share. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify the National Association of Securities Dealers and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

 This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

DISSENTER’S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above actions.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

Reports in Form 8-K, specifically Form 8-K filed October 29, 2008, which includes the financial statements of G & G Mining Corp.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This information statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2009 and have it included in our proxy statement must submit the proposal in writing to Rene Gomez. We must receive the proposal no later than February 28, 2009.

Shareholders intending to present a proposal at the Annual Meeting in 2009, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2009 no later than December 31, 2008. If the notice is after February 28, 2009., it will be considered untimely and we will not be required to present it at the Annual Meeting in 2009. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

/s/ Rene Gomez

RENE GOMEZ
Chief Executive Officer

Miami, FL
November 25, 2008

EXHIBIT A

G & G MINING CORP
2008 STOCK OPTION PLAN

1. Purpose. The purpose of this Plan is to advance the interests of G & G Mining Corp, a Nevada corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2. Definitions. As used herein, the following terms shall have the meanings indicated:
(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean any of the following:

(i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c) “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f) “Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g) “Director” shall mean a member of the Board.

(h) “Employee” shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l) “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m) “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n) “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o) “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p) “Plan” shall mean this 2006 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(q) “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to two million (2,000,000) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7. Exercise of Options.

(a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c) Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A)Cause, (B)the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C)a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D)death;

(ii) immediately upon (A)the termination by the Company of the Optionee’s employment for Cause, or (B)an Improper Termination;

(iii) one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv) the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b) The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c) Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10. Adjustment of Shares.

(a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11. Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
(ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and
(iii) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13. Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14. Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

15. Administration of this Plan.

(a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:  (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

17. Interpretation.

(a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b) This Plan shall be governed by the laws of the State of Nevada

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors